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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   March 4, 1996.


                   REAL ESTATE INVESTMENT TRUST OF CALIFORNIA
             (Exact name of registrant as specified in its charter)


         California                  1-9639                 95-2565432
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


                     12011 San Vicente Boulevard, Suite 707
                          Los Angeles, California 90049
                    (Address of principal executive offices)

                                 (310) 476-7793
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on March 4, 1996, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit "A."

     The press release reports the Special Dividend declared by Registrant in connection with the pending merger of Registrant with and into BRE Properties, Inc.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 4, 1996                      REAL ESTATE INVESTMENT TRUST
                                   OF CALIFORNIA



                                   By:
                                      -----------------------------------------
                                      Jay W. Pauly
                                      President and Chief Executive Officer